UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2005
CONNETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices)(zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On August 22, 2005, Connetics Corporation (the “Company”) entered into a Consulting Agreement (the “Agreement”) with G. Kirk Raab, a member of the Company’s Board of Directors and a consultant to the Company. Under the terms of the Agreement, Mr. Raab will continue to serve as a director and consultant to the Company and, through December 31, 2005, as the Chairman of the Board. The Agreement immediately supersedes both the consulting agreement between Mr. Raab and the Company dated October 1, 1995, and the change of control agreement between Mr. Raab and the Company dated as of January 1, 2002.
          Under the terms of the Agreement, Mr. Raab will receive an annual consulting fee of $300,000 in exchange for his consulting services. This fee is in addition to any fees payable to Mr. Raab for his service on the Board of Directors. At the end of each calendar year, the Company’s Board of Directors or a designated committee of the Board will review the annual consulting fee and adjust it as the Board deems appropriate.
          The Agreement further provides that Mr. Raab will receive additional compensation if a change in control (as defined in the Agreement) occurs during the term of the Agreement and Mr. Raab’s service with the Company is terminated for any reason other than cause (as defined in the Agreement) within 24 months following a change in control. Specifically, in that event, Mr. Raab will receive (a) 2.99 times his annual consulting fee in effect as of the date of termination, (b) reimbursement for all costs reasonably incurred by Mr. Raab up to and including the date of termination, and (c) administrative support for a period of six months following the date of termination. In addition, if a change in control occurs during the term of the Agreement, all stock options granted to Mr. Raab by the Company before the change in control and still outstanding as of that date will become fully vested and immediately exercisable as of the date of the change in control.
          The Agreement terminates on December 31, 2007 unless earlier terminated. Beginning January 1, 2008, Mr. Raab’s engagement as a consultant shall continue month-to-month, and his service on the Board of Directors shall continue at the discretion of the Company’s stockholders, provided that all other provisions of the Agreement continue to apply to Mr. Raab’s engagement.
          A copy of the Consulting Agreement dated August 22, 2005 between Mr. Raab and the Company is attached to this report as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.
Item 1.02. Termination of a Material Definitive Agreement
          Effective August 22, 2005, the Consulting Agreement dated August 22, 2005 reported under Item 1.01 of this report terminated the consulting agreement between Mr. Raab and the Company dated October 1, 1995, and the change of control agreement between Mr. Raab and the Company dated as of January 1, 2002. The information reported under Item 1.01 of this report is incorporated into this Item 1.02 by reference.

          A copy of the Consulting Agreement dated August 22, 2005 between Mr. Raab and the Company is attached to this report as Exhibit 10.1 and is incorporated into this Item 1.02 by reference.
          A copy of the consulting agreement dated October 1, 1995 between Mr. Raab and the Company is attached as Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261) and is incorporated into this Item 1.02 by reference.
          A copy of the change of control agreement dated January 1, 2002 between Mr. Raab and the Company is attached as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration No. 333-125982) and is incorporated into this Item 1.02 by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement between Mr. Raab and the Company dated August 22, 2005.

10.2*	Consulting Agreement between Mr. Raab and the Company dated October 1, 1995 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261)).

10.3*	Change of Control Agreement between Mr. Raab and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

*	Incorporated by this reference to the previous filing, as indicated.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
Date: August 24, 2005	By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Consulting Agreement between Mr. Raab and the Company dated August 22, 2005.

10.2*	Consulting Agreement between Mr. Raab and the Company dated October 1, 1995 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261)).

10.3*	Change of Control Agreement between Mr. Raab and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

*	Incorporated by this reference to the previous filing, as indicated.